Exhibit 10.14

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

First Amendment to Exclusive License Agreement between Emory University (“Emory”), Children’s Healthcare of Atlanta, Inc. (“CHOA”), The UAB Research Foundation (“UABRF”) and Incysus, Ltd.

This First Amendment to Exclusive License Agreement (this “First Amendment”) is made effective as of the date of the last signature of the Parties (as evidenced below their signatures on the signature page) (the “First Amendment Effective Date”) by and between Emory University, Children’s Healthcare of Atlanta, Inc., The UAB Research Foundation (hereinafter together the “LICENSOR”) and Incysus, Ltd. (“COMPANY”). COMPANY and Licensor may be each individually referred to as a party and collectively, the parties (“Party” or “Parties”).

RECITALS

WHEREAS, Licensor and COMPANY previously entered into that certain Exclusive License Agreement dated effective as of June 10th, 2016 (“Agreement”);

WHEREAS, COMPANY has entered into certain research agreements with The Board of Trustees of The University of Alabama at Birmingham (“UAB”) to conduct research experiments and manufacturing validation related to the Licensed Patents (collectively, the “UAB Research Agreements”).

COMPANY has expended the necessary diligence, resources and effort to bring Licensed Products to the DEVELOPMENT MILESTONES AND DATES as outlined in Appendix H of the Agreement;

WHEREAS, in connection with the UAB Research Agreements, COMPANY has encountered unforeseen delays under the DEVELOPMENT MILESTONES AND DATES due to difficulty procuring certain know-how and due to the uncertain biology and patient variability related to GMP manufacture of gamma delta T cells, both of which are required to develop the Licensed Patents;

WHEREAS, COMPANY and UAB continue to expend effort and make progress towards completing [*****];

WHEREAS, the Parties wish to amend the Agreement to modify the DEVELOPMENT MILESTONES AND DATES under. Appendix H of the Agreement and increase the amount of time for Reimbursement for current patent expenses under section 7.1.3 of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.       All capitalized terms used herein shall bear the meaning ascribed to them in Article 1, DEFINITIONS of the Agreement unless otherwise defined herein.

2.       Replace APPENDIX H, DEVELOPMENT MILESTONES AND DATES, in its entirety with the following:

APPENDIX H

DEVELOPMENT MILESTONES AND DATES

[1.	[*****]; and

2.	[*****]; and

3.	[*****]; and

4.	[*****].

3. Replace Section 3.6.1 of the Agreement,

“3.6,1. COMPANY shall reimburse EMORY on behalf of the LICENSOR for all fees, costs, and expenses incurred by EMORY and/or LICENSOR after the Effective Date and during the term of this Agreement related to Prosecuting or Maintaining the Licensed Patents in the Licensed Territory. COMPANY shall deliver such payment to EMORY on behalf of the LICENSOR within [*****] after EMORY on behalf of the LICENSOR provides COMPANY with detailed invoices of the amount of such fees, costs, and expenses. To the extent that COMPANY does not remit payment of any uncontested amounts within [*****] of notification, a late payment charge of [*****] will be assessed against the COMPANY.”

with

“3.6.1. COMPANY shall reimburse EMORY on behalf of the LICENSOR for all fees, costs, and expenses incurred by EMORY and/or LICENSOR after [*****], and during the term of this Agreement related to Prosecuting or Maintaining the Licensed Patents in the Licensed Territory. COMPANY shall deliver such payment to EMORY on behalf of the LICENSOR within [*****] after EMORY on behalf of the LICENSOR provides COMPANY with detailed invoices of the amount of such fees, costs, and expenses. To the extent that COMPANY does not remit payment of any uncontested amounts within [*****] of notification, a late payment charge of [*****] will be assessed against the COMPANY.”

4. Replace Section 3.6.2 of the Agreement,

“3.6.2. COMPANY shall reimburse EMORY on behalf of the LICENSOR for all fees, costs, and expenses incurred by LICENSOR as of the Effective Date related to Prosecuting or Maintaining the Licensed Patents. These fees, costs, and expenses incurred up to the Effective Date are estimated to be [*****], however this amount may be subject to reasonably change upon final notification to COMPANY. COMPANY shall deliver such payment to EMORY on behalf of the LICENSOR the earlier of [*****] from the Effective Date or [*****] days of the [*****] and receipt by COMPANY of a detailed invoice of such costs.”

with

“3.6.2. COMPANY shall reimburse EMORY on behalf of the LICENSOR for all fees, costs, and expenses incurred by LICENSOR, as of [*****], related to Prosecuting or Maintaining the Licensed Patents. These fees, costs, and expenses incurred up to [*****] are estimated to be [*****], however this amount may be subject to reasonably change upon final notification to COMPANY on or around [*****]. COMPANY shall deliver such payment to EMORY on behalf of the LICENSOR by [*****] or within [*****] of the [*****] and receipt by COMPANY of a detailed invoice of such costs. COMPANY shall promptly notify EMORY within [*****].”

5. All other terms and conditions of the Agreement shall remain in full force and effect.

{REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

IN WITNESS WHEREOF, Emory and COMPANY have each caused its duly authorized representative to execute this First Amendment, effective as of the date written above.

EMORY:		COMPANY:
Emory University		Incysus, Ltd.

By:	/s/ Authorized Signatory	By:	/s/ William Ho
Name: William Ho
Title: President & CEO

Date Signed:	10/9/17	Date Signed:	Oct. 2, 2017

CHILDREN’S HEALTHCARE OF ATLANTA, INC.:

By:	/s/ Authorized Signatory

Date Signed:	10/5/17

THE UAB RESEARCH FOUNDATION

By:	/s/ Authorized Signatory

Date Signed:	October 2, 2017

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